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                                                                  EXHIBIT 99.2

                                 BILL OF SALE


THIS BILL OF SALE is made as of January 9, 1998 by and from Lucent Technologies Inc., a Delaware corporation ("Transferor") having offices at 600 Mountain Avenue, Murray Hill, New Jersey 07974, to and in favor of Data Systems & Software Inc., a Delaware corporation ("Transferee"), having offices located at 200 Route 17, Mahwah, New Jersey 07430.

WHEREAS, Transferor desires to sell, transfer and convey to Transferee, and Transferee desires to purchase and accept from Transferor, all of the LCCU Assets (as defined below);

NOW, THEREFORE, in consideration of good and valuable consideration receipt of which is hereby acknowledged, the License Agreement, and the mutual promises set forth herein, the parties hereby agree as follows:

     1. Definitions. As used herein the following terms shall have the following meanings:

          "Business" shall mean the business previously conducted by the Transferor's Utility Solutions Strategic Business Unit for the development and marketing of the two-way communication system for utilities known as the Lucent Customer Connection for Utilities ("LCCU").

          "Excluded Assets" shall mean the following assets: (i) real property;
          (ii) intellectual property and business rights covered by the License Agreement; and (iii) furniture and fixtures.

          "LCCU Assets" shall mean all the assets on Schedule I hereto.

          "License Agreement" shall mean the License Agreement dated as of the date hereof by and between Transferor and Transferee.

     2. Sale of the LCCU Assets. Transferor does hereby sell, grant, bargain, assign, transfer and convey to the Transferee all right, title and ownership interest in and to the LCCU Assets.


     3.   Representations and Warranties of Transferor.

          (a) Transferor has the power and authority to enter into this Bill of Sale, to perform its obligations thereunder and to consummate the transactions contemplated thereby.

          (b) The execution by Transferor of this Bill of Sale and the performance by Transferor of its obligations thereunder have been duly authorized by all necessary corporate action on the part of Transferor.



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          (c)  The Bill of Sale constitutes the valid and legally binding obligation of Transferor, enforceable against Transferor in accordance with its terms.

          (d) Transferor warrants that the LCCU Assets are in good operating condition in light of their respective ages and free of any defects except those resulting from normal wear and operation. Transferor further warrants that it has good and marketable title to all the LCCU Assets free of all liens, claims, security interests, past due unpaid taxes or other charges or other encumbrances of any kind except Permitted Encumbrances as set forth on Schedule 2 hereof. The warranties contained herein shall survive for a period of 12 months from the date of execution of this Bill of Sale. THE TRANSFEROR HEREBY DISCLAIMS ANY EXPRESS OR IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO SUCH PROPERTY. IN NO EVENT SHALL TRANSFEREE BE ENTITLED TO RECOVER INDIRECT, SPECIAL, CONSEQUENTIAL OR INCIDENTAL DAMAGES FROM LUCENT AS A RESULT OF A BREACH HEREOF AND TRANSFEROR'S AGGREGATE LIABILITY FOR ALL WARRANTY CLAIMS SHALL NOT EXCEED $100,000.00 IN VALUE.

          (e) To the knowledge of Transferor, the LCCU Assets are all the tangible assets (except for the Excluded Assets), which are owned or held by Transferor, which were used or held for use by Transferor exclusively in connection with the Business, and which are necessary for operation of Business. For purposes of this Bill of Sale, the term "knowledge of Transferor shall have the same meaning as "knowledge of LUCENT" as defined in Section 8.01 of the License Agreement.

     4.   Representations and Warranties of Transferee.

          (a) Transferee has the power and authority to enter into this Bill of Sale, to perform its obligations thereunder and to consummate the transactions contemplated thereby.

          (b) The execution by Transferee of this Bill of Sale and the performance by Transferee of its obligations thereunder have been duly authorized by all necessary corporate action on the part of Transferee.

          (c) The Bill of Sale constitutes the valid and legally binding obligation of Transferee, enforceable against Transferee in accordance with its terms.

     5. No Assumption of Liabilities. Transferee will not assume, or be responsible for any liabilities of Transferor of any kind, related to the Business or otherwise incurred prior to the date hereof, and Transferor shall indemnify and hold the Transferee harmless from any such losses, expenses, costs or liabilities which may be incurred by Transferee as a result of such liabilities. Notwithstanding the foregoing, Transferee shall be responsible for any and all liabilities incurred by Transferor as a result of actions of persons, including employees of Transferee, acting on behalf of Transferee and Transferee shall indemnify and hold the

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Transferor harmless from any such losses, expenses, costs or liabilities which may be incurred by Transferor as a result of such liabilities.


     6. Bulk Sales Law. Transferee hereby waives compliance by Transferor with the requirements and provisions of any "bulk-transfer" laws of any jurisdiction that may otherwise be applicable with respect to the sale of any or all of the Assets to Transferee.

     7. Taxes. Transferee agrees to pay all applicable sales, transfer, excise, value added, use or other similar taxes and all recording and filing fees, whether levied on Transferor or Transferee, that are payable by reason of the sales, transfers, leases, rentals, licenses, and assignments contemplated hereby, except for Transferor's income and capital gains taxes or franchise or other taxes based on Transferor's income.

     8. Delivery. All LCCU Assets shall be delivered to Transferee at a single location at Transferor's facility at 67 Whippany Road, Whippany, New Jersey. Such location shall be equipped with a loading dock accessible to Transferee or its agents. Transferor shall at no additional charge pack Assets in accordance with its standard practices for domestic shipment. Transferor will invoice Transferee for adherence to any packing instructions from Transferee which cause Transferor to pack LCCU Assets in other than its normal manner for domestic shipments. Title and risk of loss shall pass to Transferee upon delivery of LCCU Assets into the possession of Transferee, its employee, agent or carrier at Transferor's said offices in Whippany, New Jersey. Transferee shall arrange and be responsible for any and all transportation, carrier or shipping costs related to the transfer of the LCCU Assets from Transferor's said Whippany, New Jersey location.

     9. Successors and Assigns. This Bill of Sale shall inure to the benefit of and be binding upon the Transferor and the Transferee and their respective successors and assigns.

     10. Further Assurances. Transferor and Transferee agree to perform all such additional actions and execute, acknowledge and deliver all such assignments, transfers, consents and other instruments as shall be necessary or desirable to effectuate the transactions contemplated herein.


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     11. License Agreement.  This Bill of Sale is subject to and conditioned upon execution of the License Agreement.

IN WITNESS WHEREOF, the Transferor has caused this Bill of Sale to be duly executed on its behalf by its duly authorized officers as of the day and year first written above.

LUCENT TECHNOLOGIES INC.

By:  /s/ Thomas N. John
    ------------------------

Printed Name: Thomas N. John

Title: Vice President, Business Operations




Accepted and Agreed:

DATA SYSTEMS & SOFTWARE INC.

By:  /s/ David Weldler
    -----------------------

Printed Name: David Weldler

Title: Vice President




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